EMC ENERGIES, INC.

                 U. S. Securities and Exchange Commission
                        Washington, D. C. 20549

                               FORM 8-K

         CURRENT REPORT UNDER SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported)
                         January 27, 2000


                    Commission File No. 0-5391

                        EMC ENERGIES, INC.
          (Name of Small Business Issuer in its Charter)

              NEVADA                         83-0210365
   (State or Other Jurisdiction of     (I.R.S. Employer I.D. No.)
    incorporation or organization)

                  4685 S. HIGHLAND DR, SUITE 202
                     SALT LAKE CITY, UT 84117
            (Address of Principal Executive Offices)

            Issuer's Telephone Number: (801)274-1011

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter  period  that the Registrant was required to file such reports),  and
(2) has been subject to such filing requirements for the past 90 days.
(1)  Yes  X     No              (2)  Yes  X    No
         ----     ----                  ----      ----


CHANGES IN DOMICILE


Item 5. On January 28, 2000 the Company, through a majority shareholder vote, changed its domicile to Nevada through a merger with Holographic Systems, Inc., a Nevada corporation. The Plan of Merger provided for the dissenting shareholders to be paid the amount, if any, to which they would be entitled under the Wyoming Corporation Statues with respect to the rights of dissenting shareholders. The company also changed its par value to $.001 and the amount of authorized common stock to 100,000,000.

Exhibits and Reports on Form 8-K

Exhibit Number           Description
--------------           -----------
     3.(i).1             Articles of Amendment - Wyoming
     3.(i).2             Articles of Incorporation   Nevada
     3.(i).3             Articles of Amendment - Nevada
     3.(ii)              By-Laws
     2                   Articles of Merger   Wyoming to Nevada


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                           EMC ENERGIES, INC.


Date: 2-16-00              By /S/ Jennifer Ngo
                           President and Director